UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 28, 2013

POWERSHARES DB G10 CURRENCY HARVEST FUND

(Registrant)

(Exact Name of Registrant as Specified in its Charter)

PowerShares DB G10 Currency Harvest Fund – Delaware	16-6562496
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

001-33020

(Commission File Number(s))

(212) 250-5883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On May 28, 2013, the Board of Managers of DB Commodity Services LLC, the managing owner (the “Managing Owner”) of PowerShares DB G10 Currency Harvest Fund (the “Registrant”), on behalf of the Registrant, dismissed KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Registrant, effective May 28, 2013.

The reports of KPMG on the Registrant’s financial statements as of and for the two most recent fiscal years (ending December 31, 2012 and December 31, 2011) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Registrant’s two most recent fiscal years (ending December 31, 2012 and December 31, 2011) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter thereof in its report on the financial statements of the Registrant for such periods.

During the Registrant’s two most recent fiscal years (ended December 31, 2012 and December 31, 2011) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

The Managing Owner, on behalf of the Registrant, has provided KPMG with a copy of the foregoing disclosures and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant set forth above. A copy of KPMG’s letter dated May 30, 2013 is filed as Exhibit 16.1 to this Form 8-K.

(b) On May 28, 2013, The Board of Managers of the Managing Owner, on behalf of the Registrant, approved the engagement of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Registrant, effective May 28, 2013. During the Registrant’s two most recent fiscal years (ended December 31, 2012 and December 31, 2011) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, PricewaterhouseCoopers LLP has not been engaged as either the principal accountant to audit the Registrant’s financial statements or as an independent accountant to audit a significant subsidiary and on whom KPMG was expected to express reliance in its report. In addition, during the Registrant’s two most recent fiscal years (ended December 31, 2012 and December 31, 2011) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, neither the Registrant, the Managing Owner, nor anyone on their behalf consulted with PricewaterhouseCoopers LLP, on behalf of the Registrant, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter dated May 30, 2013 from KPMG LLP to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB G10 Currency Harvest Fund

By:	DB Commodity Services LLC,
its Managing Owner

	By:	/s/ Martin Kremenstein
	Name:	Martin Kremenstein
	Title:	Chief Executive Officer

	By:	/s/ Michael Gilligan
	Name:	Michael Gilligan
	Title:	Chief Financial Officer

Date: May 30, 2013

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